UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2024

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468- 9583

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

On December 22, 2024, N2OFF, Inc., a Nevada corporation (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with MitoCareX Bio Ltd., an Israeli private company (“MitoCareX”), and L.I.A. Pure Capital Ltd., an Israeli company (“Pure Capital”), pursuant to which the Company agreed to loan $250,000 (the “Principal”) to MitoCareX with interest accruing at an annual rate pursuant to Section 3(j) of the Income Tax Ordinance, published by the Israel Tax Authority for loans in US dollars, which is currently the USD exchange rate fluctuation, until the Maturity Date plus 3%, as may be adjusted from time to time ( the “Loan”). The term of the Loan is six months with repayment of Principal and accrued interest due at maturity. In the event of a transaction whereby MitoCareX becomes a subsidiary of the Company, any amount outstanding under the Loan will be deducted from any future amount allocated by the Company to MitoCareX during the first year following the foregoing transaction. Pure Capital has agreed to guarantee the repayment of the Loan by MitoCareX.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On December 23, 2024, the board of directors of the Company, upon the recommendation of the compensation committee, and following the non-binding advisory approval by the stockholders of the Company at its annual meeting of stockholder held on November 13, 2024, issued an aggregate of 650,000 shares of common stock under its 2022 Share Incentive Plan to the Company’s directors for serving on the board of directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated December 22, 2024, among the Company, MitoCareX Bio Ltd. and L.I.A. Pure Capital Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: December 26, 2024	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer